Exhibit 10.3

                     Summary of Approved Changes to the
             Blue Cross Controlled Affiliate License Agreement

Replace the entire    March 11, 1999    Added Paragraph 14a - ..All Member Plan
document (except                        votes from separate Cross and Shield
signature page).                        weighted and unweighted votes to
                                        combined Cross and Shield weighted and
                                        unweighted votes

Replace the entire    March 11, 1999    Amended paragraph 7L - ..Changed
document (except                        Member Plan votes from separate Cross
signature page).                        and Shield weighted and unweighted
                                        votes to combined Cross and Shield
                                        weighted and unweighted votes